                                                                     EXHIBIT 4.1

================================================================================

                         ENERGY TRANSFER PARTNERS, L.P.,

                                   as Issuer,

                                       and

                            THE SUBSIDIARY GUARANTORS
                                  NAMED HEREIN,

                            as Subsidiary Guarantors,

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                   as Trustee

                             -----------------------

                                    Indenture

                          Dated as of January 18, 2005

                             -----------------------

                                 Debt Securities

================================================================================

                         ENERGY TRANSFER PARTNERS, L.P.

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939

                   AND INDENTURE, DATED AS OF JANUARY 18, 2005

    Section of
  Trust Indenture                                                                           Section(s) of
    Act of 1939                                                                               Indenture
    -----------                                                                               ---------
Section 310      (a)(1)...................................................................  7.10
                 (a)(2)...................................................................  7.10
                 (a)(3)...................................................................  Not Applicable
                 (a)(4)...................................................................  Not Applicable
                 (a)(5)...................................................................  7.10
                 (b)......................................................................  7.08, 7.10
Section 311      (a)......................................................................  7.11
                 (b)......................................................................  7.11
                 (c)......................................................................  Not Applicable
Section 312      (a)......................................................................  2.07
                 (b)......................................................................  11.03
                 (c)......................................................................  11.03
Section 313      (a)......................................................................  7.06
                 (b)......................................................................  7.06
                 (c)......................................................................  7.06
                 (d)......................................................................  7.06
Section 314      (a)......................................................................  4.03, 4.04
                 (b)......................................................................  Not Applicable
                 (c)(1)...................................................................  11.04
                 (c)(2)...................................................................  11.04
                 (c)(3)...................................................................  Not Applicable
                 (d)......................................................................  Not Appilcable
                 (e)......................................................................  11.05
Section 315      (a)......................................................................  7.01(b)
                 (b)......................................................................  7.05
                 (c)......................................................................  7.01(a)
                 (d)......................................................................  7.01(c)
                 (d)(1)...................................................................  7.01(c)(1)
                 (d)(2)...................................................................  7.01(c)(2)
                 (d)(3)...................................................................  7.01(c)(3)
                 (e)......................................................................  6.11
Section 316      (a)(1)(A)................................................................  6.05
                 (a)(1)(B)................................................................  6.04
                 (a)(2)...................................................................  Not Applicable
                 (a) (last sentence)......................................................  2.11
                 (b)......................................................................  6.07

Section 316      (c) .....................................................................  9.04
Section 317      (a)(1)...................................................................  6.08
                 (a)(2)...................................................................  6.09
                 (b)......................................................................  2.06
Section 318      (a)......................................................................  11.01

-----------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                           TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I             DEFINITIONS AND INCORPORATION BY REFERENCE............................................    1

      SECTION 1.01               Definitions................................................................    1

      SECTION 1.02               Other Definitions..........................................................    5

      SECTION 1.03               Incorporation by Reference of Trust Indenture Act..........................    6

      SECTION 1.04               Rules of Construction......................................................    6

      SECTION 1.05               No Personal Liability of Directors, Officers, Employees,
                                 Limited Partners and Shareholders..........................................    7

ARTICLE II            THE DEBT SECURITIES...................................................................    7

      SECTION 2.01               Amount Unlimited; Issuable in Series.......................................    7

      SECTION 2.02               Denominations..............................................................   10

      SECTION 2.03               Forms Generally............................................................   10

      SECTION 2.04               Execution, Authentication, Delivery and Dating.............................   11

      SECTION 2.05               Registrar and Paying Agent.................................................   12

      SECTION 2.06               Paying Agent to Hold Money in Trust........................................   13

      SECTION 2.07               Holder Lists...............................................................   13

      SECTION 2.08               Transfer and Exchange......................................................   13

      SECTION 2.09               Replacement Debt Securities................................................   14

      SECTION 2.10               Outstanding Debt Securities................................................   15

      SECTION 2.11               Original Issue Discount, Foreign-Currency Denominated and
                                 Treasury Debt Securities...................................................   15

      SECTION 2.12               Temporary Debt Securities..................................................   16

      SECTION 2.13               Cancellation...............................................................   16

      SECTION 2.14               Payments; Defaulted Interest...............................................   16

      SECTION 2.15               Persons Deemed Owners......................................................   17

      SECTION 2.16               Computation of Interest....................................................   17

      SECTION 2.17               Global Securities; Book-Entry Provisions...................................   17

ARTICLE III           REDEMPTION............................................................................   19

      SECTION 3.01               Applicability of Article...................................................   19

      SECTION 3.02               Notice to the Trustee......................................................   19

      SECTION 3.03               Selection of Debt Securities To Be Redeemed................................   20

      SECTION 3.04               Notice of Redemption.......................................................   20

      SECTION 3.05               Effect of Notice of Redemption.............................................   21

      SECTION 3.06               Deposit of Redemption Price................................................   21

      SECTION 3.07               Debt Securities Redeemed or Purchased in Part..............................   22

      SECTION 3.08               Purchase of Debt Securities................................................   22

      SECTION 3.09               Mandatory and Optional Sinking Funds.......................................   22

      SECTION 3.10               Satisfaction of Sinking Fund Payments with Debt Securities.................   22

      SECTION 3.11               Redemption of Debt Securities for Sinking Fund.............................   23

ARTICLE IV            COVENANTS.............................................................................   23

      SECTION 4.01               Payment of Debt Securities.................................................   23

      SECTION 4.02               Maintenance of Office or Agency............................................   24

      SECTION 4.03               SEC Reports; Financial Statements..........................................   24

      SECTION 4.04               Compliance Certificate.....................................................   25

      SECTION 4.05               Existence..................................................................   25

      SECTION 4.06               Waiver of Stay, Extension or Usury Laws....................................   25

      SECTION 4.07               Additional Amounts.........................................................   26

ARTICLE V             SUCCESSORS............................................................................   26

      SECTION 5.01               Limitations on Mergers and Consolidations..................................   26

      SECTION 5.02               Successor Person Substituted...............................................   27

ARTICLE VI            DEFAULTS AND REMEDIES.................................................................   27

      SECTION 6.01               Events of Default..........................................................   27

      SECTION 6.02               Acceleration...............................................................   29

      SECTION 6.03               Other Remedies.............................................................   30

      SECTION 6.04               Waiver of Defaults.........................................................   30

      SECTION 6.05               Control by Majority........................................................   30

      SECTION 6.06               Limitations on Suits.......................................................   31

      SECTION 6.07               Rights of Holders to Receive Payment.......................................   31

      SECTION 6.08               Collection Suit by Trustee.................................................   31

      SECTION 6.09               Trustee May File Proofs of Claim...........................................   32

      SECTION 6.10               Priorities.................................................................   32

      SECTION 6.11               Undertaking for Costs......................................................   33

ARTICLE VII           TRUSTEE...............................................................................   33

      SECTION 7.01               Duties of Trustee..........................................................   33

      SECTION 7.02               Rights of Trustee..........................................................   34

      SECTION 7.03               May Hold Debt Securities...................................................   35

      SECTION 7.04               Trustee's Disclaimer.......................................................   35

      SECTION 7.05               Notice of Defaults.........................................................   36

      SECTION 7.06               Reports by Trustee to Holders..............................................   36

      SECTION 7.07               Compensation and Indemnity.................................................   36

      SECTION 7.08               Replacement of Trustee.....................................................   37

      SECTION 7.09               Successor Trustee by Merger, etc...........................................   39

      SECTION 7.10               Eligibility; Disqualification..............................................   39

      SECTION 7.11               Preferential Collection of Claims Against the Partnership
                                 or a Subsidiary Guarantor..................................................   39

ARTICLE VIII          DISCHARGE OF INDENTURE; DEFEASANCE....................................................   40

      SECTION 8.01               Applicability of Article...................................................   40

      SECTION 8.02               Satisfaction and Discharge of Indenture; Defeasance........................   40

      SECTION 8.03               Conditions of Defeasance...................................................   41

      SECTION 8.04               Application of Trust Money.................................................   42

      SECTION 8.05               Repayment to Partnership...................................................   42

      SECTION 8.06               Indemnity for U.S. Government Obligations..................................   42

      SECTION 8.07               Reinstatement..............................................................   43

ARTICLE IX            SUPPLEMENTAL INDENTURES AND AMENDMENTS................................................   43

      SECTION 9.01               Without Consent of Holders.................................................   43

      SECTION 9.02               With Consent of Holders....................................................   44

      SECTION 9.03               Compliance with Trust Indenture Act........................................   46

      SECTION 9.04               Revocation and Effect of Consents..........................................   46

      SECTION 9.05               Notation on or Exchange of Debt Securities.................................   47

      SECTION 9.06               Trustee to Sign Amendments, etc............................................   47

ARTICLE X             GUARANTEE.............................................................................   48

      SECTION 10.01              Guarantee..................................................................   48

      SECTION 10.02              Execution and Delivery of Guarantee........................................   50

      SECTION 10.03              Limitation on Liability of the Subsidiary Guarantors.......................   50

      SECTION 10.04              Release of Subsidiary Guarantors from Guarantee............................   50

      SECTION 10.05              Contribution...............................................................   51

ARTICLE XI            MISCELLANEOUS.........................................................................   51

      SECTION 11.01              Trust Indenture Act Controls...............................................   51

      SECTION 11.02              Notices....................................................................   51

      SECTION 11.03              Communication by Holders with Other Holders................................   52

      SECTION 11.04              Certificate and Opinion as to Conditions Precedent.........................   53

      SECTION 11.05              Statements Required in Certificate or Opinion..............................   53

      SECTION 11.06              Rules by Trustee and Agents................................................   53

      SECTION 11.07              Legal Holidays.............................................................   53

      SECTION 11.08              Governing Law..............................................................   54

      SECTION 11.09              No Adverse Interpretation of Other Agreements..............................   54

      SECTION 11.10              Successors.................................................................   54

      SECTION 11.11              Severability...............................................................   54

      SECTION 11.12              Counterpart Originals......................................................   54

      SECTION 11.13              Table of Contents, Headings, etc...........................................   54

            INDENTURE dated as of January 18, 2005 among Energy Transfer Partners, L.P., a Delaware limited partnership (the "Partnership"), the parties identified as "subsidiary guarantors" on the signature pages hereto (collectively, the "Subsidiary Guarantors"), and Wachovia Bank, National Association, a national banking association, as trustee (the "Trustee").

            The Partnership and the Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Partnership's debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (herein called the "Debt Securities"), and the Guarantee by each of the Subsidiary Guarantors of the Debt Securities, as in this Indenture provided.

            The Partnership and the Subsidiary Guarantors are members of the same consolidated group of companies. The Subsidiary Guarantors will derive direct and indirect economic benefit from the issuance of the Debt Securities. Accordingly, each Subsidiary Guarantor has duly authorized the execution and delivery of this Indenture to provide for its full, unconditional and joint and several guarantee of the Debt Securities to the extent provided in or pursuant to this Indenture.

            All things necessary to make this Indenture a valid agreement of the Partnership, in accordance with its terms, have been done.

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01 Definitions.

            "Additional Amounts" means any additional amounts required by the express terms of a Debt Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Partnership or any Subsidiary Guarantor, as the case may be, with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

            "Agent" means any Registrar or Paying Agent.

            "Bankruptcy Law" means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.

            "Board of Directors," means the Board of Directors of U.S. Propane, L.L.C., the general partner of the General Partner or any authorized committee of the Board of Directors of U.S. Propane, L.L.C. or any directors and/or officers of U.S. Propane, L.L.C. to whom such Board of Directors or such committee shall have duly delegated its authority to act hereunder.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of U.S. Propane, L.L.C. to have been duly adopted by the Board of Directors of U.S. Propane, L.L.C. and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means any day that is not a Legal Holiday.

            "Corporate Trust Office of the Trustee" means the office of the Trustee located at 5847 San Felipe, Suite 1050, Houston, Texas 77057, Attention:
Corporate Trust Group, and as may be located at such other address as the Trustee may give notice to the Partnership and the Subsidiary Guarantors.

            "Debt" of any Person at any date means any obligation created or assumed by such Person for the repayment of borrowed money and any guarantee thereof.

            "Debt Securities" has the meaning stated in the preamble of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

            "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

            "Depositary" means, with respect to the Debt Securities of any series issuable or issued in whole or in part in global form, the Person specified pursuant to Section 2.01 hereof as the initial Depositary with respect to the Debt Securities of such series, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter "Depositary" shall mean or include such successor.

            "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

            "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

            "General Partner" means U.S. Propane, L.P., a Delaware limited partnership, and its successors as general partner of the Partnership.

            "Global Security" means a Debt Security that is issued in global form in the name of the Depositary with respect thereto or its nominee.

            "Government Obligations" means, with respect to a series of Debt Securities, direct obligations of the government that issues the currency in which the Debt Securities of the series are payable for the payment of which the full faith and credit of such government is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government.

            "Guarantee" shall mean the guarantee of the Partnership's obligations under the Debt Securities by a Subsidiary Guarantor as provided in
Article X.

            "Holder" means a Person in whose name a Debt Security is registered.

            "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the provisions hereof, and includes the terms of a particular series of Debt Securities established as contemplated by Section 2.01.

            "interest" means, with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity.

            "Interest Payment Date," when used with respect to any Debt Security, shall have the meaning assigned to such term in the Debt Security as contemplated by Section 2.01.

            "Issue Date" means, with respect to Debt Securities of a series, the date on which the Debt Securities of such series are originally issued under this Indenture.

            "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of The City of New York, New York or a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed.

            "Maturity" means, with respect to any Debt Security, the date on which the principal of such Debt Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof, or by declaration of acceleration, call for redemption or otherwise.

            "Officer" means the Chairman of the Board, any Chief Executive Officer, the President, any Vice Chairman of the Board, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

            "Officers' Certificate" means a certificate signed by two Officers of a Person.

            "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Partnership, a Subsidiary Guarantor or the Trustee.

            "Original Issue Discount Security" means any Debt Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 6.02.

            "Partnership" means the Person named as the "Partnership" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Partnership" shall mean such successor Person; provided, however, that for purposes of any provision contained herein which is required by the TIA, "Partnership" shall also mean each other obligor (if any), other than a Subsidiary Guarantor, on the Debt Securities of a series.

            "Partnership Order" and "Partnership Request" mean, respectively, a written order or request signed in the name of the Partnership or each Subsidiary Guarantor by two Officers of U.S. Propane, L.L.C. and delivered to the Trustee.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency, instrumentality or political subdivision thereof or other entity of any kind.

            "Place of Payment" means, with respect to the Debt Securities of any series, the place or places where the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Debt Securities of that series are payable as specified in accordance with Section 2.01 subject to the provisions of Section 4.02.

            "principal" of a Debt Security means the principal of the Debt Security plus, when appropriate, the premium, if any, on the Debt Security.

            "Redemption Date" means, with respect to any Debt Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price" means, with respect to any Debt Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

            "Responsible Officer" means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

            "Rule 144A Securities" means Debt Securities of a series designated pursuant to Section 2.01 as entitled to the benefits of Section 4.03(b).

            "SEC" means the Securities and Exchange Commission.

            "Security Custodian" means, with respect to Debt Securities of a series issued in global form, the Trustee for Debt Securities of such series, as custodian with respect to the Debt Securities of such series, or any successor entity thereto.

            "Stated Maturity" means, when used with respect to any Debt Security or any installment of principal thereof or interest thereon, the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such installment of principal or interest is due and payable.

            "Subsidiary" means, with respect to any Person, any corporation, association or business entity of which more than 50% of the total voting power of the equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof or any partnership of which more than 50% of the partners' equity interests (considering all partners' equity interests as a single class) is, in each case, at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or combination thereof.

            "Subsidiary Guarantors" means the Person or Persons identified as the "subsidiary guarantors" on the signature pages of this instrument until a successor Person or Persons shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Subsidiary Guarantors" shall mean such successor Person or Persons, and any other Subsidiary of the Partnership who may execute this Indenture, or a supplement thereto, for the purpose of providing a Guarantee of Debt Securities pursuant to this Indenture.

            "TIA" means the Trust Indenture Act of 1939, as amended, as in effect on the date hereof; provided, however, that if the TIA is amended after the date hereof, "TIA" means, to the extent required by any such amendment, the TIA as so amended.

            "Trustee" means the Person named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter "Trustee" means each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series means the Trustee with respect to Debt Securities of that series.

            "United States" means the United States of America (including the States and the District of Columbia) and its territories and possessions, which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            "U.S. Government Obligations" means Government Obligations with respect to Debt Securities payable in Dollars.

            "U.S. Propane, L.L.C." means U.S. Propane, L.L.C., a Delaware limited liability company.

SECTION 1.02 Other Definitions.

                                  DEFINED IN
TERM                               SECTION
----                               -------
"Agent Members" ................    2.17
"Bankruptcy Custodian" .........    6.01
"Conversion Event" .............    6.01

"covenant defeasance option" ......    8.01
"Event of Default" ................    6.01
"Exchange Rate" ...................    2.11
"Funding Guarantor" ...............   10.05
"Judgment Currency" ...............    6.10
"legal defeasance option" .........    8.01
"mandatory sinking fund payment"...    3.09
"optional sinking fund payment" ...    3.09
"Paying Agent" ....................    2.05
"Registrar" .......................    2.05
"Required Currency" ...............    6.10
"Successor" .......................    5.01

SECTION 1.03 Incorporation by Reference of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture (and if the Indenture is not qualified under the TIA at that time, as if it were so qualified unless otherwise provided). The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the SEC.

            "indenture securities" means the Debt Securities.

            "indenture security holder" means a Holder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Partnership, any Subsidiary Guarantor or any other obligor on the Debt Securities.

            All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04 Rules of Construction.

            Unless the context otherwise requires:

            (1) a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3) "or" is not exclusive;

            (4) words in the singular include the plural, and in the plural include the singular;

            (5) provisions apply to successive events and transactions; and

            (6) all references in this instrument to Articles and Sections are references to the corresponding Articles and Sections in and of this instrument.

SECTION 1.05 No Personal Liability of Directors, Officers, Employees, Limited
             Partners and Shareholders.

            The Trustee, and each Holder of a Debt Security by its acceptance thereof, will be deemed to have agreed in this Indenture that no director, officer, employee, limited partner or shareholder, as such, of the Partnership or the General Partner shall have any personal liability in respect of the obligations of the Partnership and the Subsidiary Guarantors under this Indenture or the Debt Securities issued hereunder by reason of his, her or its status.

                                   ARTICLE II
                               THE DEBT SECURITIES

SECTION 2.01 Amount Unlimited; Issuable in Series.

            The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

            The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officers' Certificate of U.S. Propane, L.L.C. or in a Partnership Order, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

            (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from the Debt Securities of all other series);

            (2) if there is to be a limit, the limit upon the aggregate principal amount of the Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.08, 2.09, 2.12, 2.17, 3.07 or 9.05 and except for any Debt Securities which, pursuant to Section 2.04 or 2.17, are deemed never to have been authenticated and delivered hereunder); provided, however, that unless otherwise provided in the terms of the series, the authorized aggregate principal amount of such series may be increased before or after the issuance of any Debt Securities of the series by a Board Resolution (or action pursuant to a Board Resolution) to such effect;

            (3) whether any Debt Securities of the series are to be issuable initially in temporary global form and whether any Debt Securities of the series are to be issuable in permanent global form, as Global Securities or otherwise, and, if so, whether beneficial owners of interests in any such Global Security may exchange such interests for Debt Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.17, and the initial Depositary and Security Custodian, if any, for any Global Security or Securities of such series;

            (4) the manner in which any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 2.14;

            (5) the date or dates on which the principal of and premium (if any) on the Debt Securities of the series is payable or the method of determination thereof;

            (6) the rate or rates, or the method of determination thereof, at which the Debt Securities of the series shall bear interest, under what circumstances Additional Amounts with respect to such Debt Securities shall be payable, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the record date for the interest payable on any Debt Securities on any Interest Payment Date, or if other than provided herein, the Person to whom any interest on Debt Securities of the series shall be payable;

            (7) the place or places where, subject to the provisions of Section 4.02, the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Debt Securities of the series shall be payable;

            (8) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Partnership, if the Partnership is to have that option, and the manner in which the Partnership must exercise any such option, if different from those set forth herein;

            (9) whether Debt Securities of the series are entitled to the benefits of any Guarantee of any Subsidiary Guarantor pursuant to this Indenture;

            (10) the obligation, if any, of the Partnership to redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid in whole or in part pursuant to such obligation;

            (11) if other than denominations of $1,000 and any integral multiple thereof, the denomination in which any Debt Securities of that series shall be issuable;

            (12) if other than Dollars, the currency or currencies (including composite currencies) or the form, including equity securities, other debt securities (including Debt Securities), warrants or any other securities or property of the Partnership, any Subsidiary Guarantor or any other Person, in which payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Debt Securities of the series shall be payable;

            (13) if the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Debt Securities of the series are to be payable, at the election of the Partnership or a Holder thereof, in a currency or currencies (including composite currencies) other than that in which the Debt Securities are stated to be payable, the currency or currencies (including composite currencies) in which payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to Debt Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

            (14) if the amount of payments of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Debt Securities of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;

            (15) if other than the entire principal amount thereof, the portion of the principal amount of Debt Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

            (16) any additional means of satisfaction and discharge of this Indenture and any additional conditions or limitations to discharge with respect to Debt Securities of the series and the related Guarantees pursuant to Article VIII or any modifications of or deletions from such conditions or limitations;

            (17) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Partnership or any Subsidiary Guarantor set forth in Article IV pertaining to the Debt Securities of the series;

            (18) any restrictions or other provisions with respect to the transfer or exchange of Debt Securities of the series, which may amend, supplement, modify or supersede those contained in this Article II;

            (19) if the Debt Securities of the series are to be convertible into or exchangeable for capital stock, other debt securities or any other securities or property of the Partnership, any Subsidiary Guarantor or any other Person, at the option of the Partnership or the Holder or upon the occurrence of any condition or event, the terms and conditions for such conversion or exchange;

            (20) whether the Debt Securities of the series are to be entitled to the benefit of Section 4.03(b) (and accordingly constitute Rule 144A Securities); and

            (21) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture).

            All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate or Partnership Order referred to above or in any such indenture supplemental hereto.

            If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action, together with such Board Resolution, shall be set forth in an Officers' Certificate or certified by the Secretary or an Assistant Secretary of U.S. Propane, L.L.C. and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Partnership Order setting forth the terms of the series.

SECTION 2.02 Denominations.

            The Debt Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Debt Securities of any series, the Debt Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiples thereof.

SECTION 2.03 Forms Generally.

            The Debt Securities of each series shall be in fully registered form and in substantially such form or forms (including temporary or permanent global form) established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto. The Debt Securities may have notations, legends or endorsements required by law, securities exchange rule, the Partnership's certificate of limited partnership, agreement of limited partnership or other similar governing documents, agreements to which the Partnership is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Partnership). A copy of the Board Resolution establishing the form or forms of Debt Securities of any series shall be delivered to the Trustee at or prior to the delivery of the Partnership Order contemplated by
Section 2.04 for the authentication and delivery of such Debt Securities.

            The definitive Debt Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Debt Securities, as evidenced by their execution thereof.

            The Trustee's certificate of authentication shall be in substantially the following form:

            "This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                                Wachovia Bank, National Association, as Trustee

                                By:
                                   --------------------------------------------
                                Authorized Signatory".

SECTION 2.04 Execution, Authentication, Delivery and Dating.

            Two Officers of U.S. Propane, L.L.C. shall sign the Debt Securities on behalf of the Partnership and, with respect to the Guarantees of the Debt Securities, an Officer of each Subsidiary Guarantor shall sign the Debt Securities on behalf of such Subsidiary Guarantor, in each case by manual or facsimile signature.

            If an Officer of U.S. Propane, L.L.C. or any Subsidiary Guarantor whose signature is on a Debt Security no longer holds that office at the time the Debt Security is authenticated, the Debt Security shall be valid nevertheless.

            A Debt Security shall not be entitled to any benefit under this Indenture or the related Guarantees or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Debt Security has been authenticated under this Indenture. Notwithstanding the foregoing, if any Debt Security has been authenticated and delivered hereunder but never issued and sold by the Partnership, and the Partnership delivers such Debt Security to the Trustee for cancellation as provided in Section 2.13, together with a written statement (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) stating that such Debt Security has never been issued and sold by the Partnership, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture or the related Guarantees.

            At any time and from time to time after the execution and delivery of this Indenture, the Partnership may deliver Debt Securities of any series executed by the Partnership and each Subsidiary Guarantor to the Trustee for authentication, and the Trustee shall authenticate and deliver such Debt Securities for original issue upon a Partnership Order for the authentication and delivery of such Debt Securities or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Partnership Order. Such order shall specify the amount of the Debt Securities to be authenticated, the date on which the original issue of Debt Securities is to be authenticated, the name or names of the initial Holder or Holders and any other terms of the Debt Securities of such series not otherwise determined. If provided for in such procedures, such Partnership Order may authorize (1) authentication and delivery of Debt Securities of such series for original issue from time to time, with certain terms (including, without limitation, the Maturity dates or dates, original issue date or dates and interest rate or rates) that differ from Debt Security to Debt Security and (2) authentication and delivery pursuant to oral or electronic instructions from the Partnership or its duly authorized agent, which instructions shall be promptly confirmed in writing.

            If the form or terms of the Debt Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by
Section 2.01, in authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee shall be entitled to receive (in addition to the Partnership Order referred to above and the other documents required by Section 11.04), and (subject to Section 7.01) shall be fully protected in relying upon:

            (a) an Officers' Certificate setting forth the Board Resolution and, if applicable, an appropriate record of any action taken pursuant thereto, as contemplated by the last paragraph of Section 2.01; and

            (b) an Opinion of Counsel to the effect that:

                  (i) the form of such Debt Securities has been established in conformity with the provisions of this Indenture;

                  (ii) the terms of such Debt Securities have been established in conformity with the provisions of this Indenture; and

                  (iii) that, when authenticated and delivered by the Trustee and issued by the Partnership in the manner and subject to any conditions specified in such Opinion of Counsel, such Debt Securities and the related Guarantees will constitute valid and binding obligations of the Partnership and the Subsidiary Guarantors, respectively, enforceable against the Partnership and the Subsidiary Guarantors, respectively, in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws in effect from time to time affecting the rights of creditors generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            If all the Debt Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate and Opinion of Counsel at the time of issuance of each such Debt Security, but such Officers' Certificate and Opinion of Counsel shall be delivered at or before the time of issuance of the first Debt Security of the series to be issued.

            The Trustee shall not be required to authenticate such Debt Securities if the issuance of such Debt Securities pursuant to this Indenture would affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

            The Trustee may appoint an authenticating agent acceptable to the Partnership to authenticate Debt Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Debt Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Partnership, any Subsidiary Guarantor or an Affiliate of the Partnership or any Subsidiary Guarantor.

            Each Debt Security shall be dated the date of its authentication.

SECTION 2.05 Registrar and Paying Agent.

            The Partnership shall maintain an office or agency for each series of Debt Securities where Debt Securities of such series may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Debt Securities of such series may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Debt Securities of such series and of their transfer and exchange. The Partnership may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

            The Partnership shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Partnership shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Partnership may change any Paying Agent or Registrar without notice to any Holder. If the Partnership fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Partnership, any Subsidiary Guarantor or any Subsidiary may act as Paying Agent or Registrar.

            The Partnership initially appoints the Trustee as Registrar and Paying Agent.

SECTION 2.06 Paying Agent to Hold Money in Trust.

            The Partnership shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on or any Additional Amounts with respect to Debt Securities and will notify the Trustee of any default by the Partnership in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Partnership at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Partnership, a Subsidiary Guarantor or a Subsidiary) shall have no further liability for the money. If the Partnership, a Subsidiary Guarantor or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Each Paying Agent shall otherwise comply with TIA Section 317(b).

SECTION 2.07 Holder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar with respect to a series of Debt Securities, the Partnership shall furnish to the Trustee at least five Business Days before each Interest Payment Date with respect to such series of Debt Securities, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of such series, and the Partnership shall otherwise comply with TIA Section 312(a).

SECTION 2.08 Transfer and Exchange.

            Except as set forth in Section 2.17 or as may be provided pursuant to Section 2.01:

            When Debt Securities of any series are presented to the Registrar with the request to register the transfer of such Debt Securities or to exchange such Debt Securities for an equal principal amount of Debt Securities of the same series of like tenor and of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements and the requirements of this Indenture for such transactions are met; provided, however, that the Debt Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing, on which instruction the Registrar can rely.

            To permit registrations of transfers and exchanges, the Partnership and the Subsidiary Guarantors shall execute and the Trustee shall authenticate Debt Securities at the Registrar's written request and submission of the Debt Securities or Global Securities. No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Partnership may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.12, 3.07 or 9.05). The Trustee shall authenticate Debt Securities in accordance with the provisions of Section 2.04. Notwithstanding any other provisions of this Indenture to the contrary, the Partnership shall not be required to register the transfer or exchange of (a) any Debt Security selected for redemption in whole or in part pursuant to
Article III, except the unredeemed portion of any Debt Security being redeemed in part, or (b) any Debt Security during the period beginning 15 Business Days prior to the mailing of notice of any offer to repurchase Debt Securities of the series required pursuant to the terms thereof or of redemption of Debt Securities of a series to be redeemed and ending at the close of business on the day of mailing.

            Each Holder of a Debt Security agrees to indemnify the Partnership, the Trustee and the Subsidiary Guarantors against any liability that may result from the transfer, exchange or assignment of such Holder's Debt Securities in violation of any provision of this Indenture and/ or applicable United States Federal or state securities law.

            The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Debt Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.09 Replacement Debt Securities.

            If any mutilated Debt Security is surrendered to the Trustee, or if the Holder of a Debt Security claims that the Debt Security has been destroyed, lost or stolen and the Partnership and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of such Debt Security, the Partnership shall issue, and the Subsidiary Guarantors shall execute and the Trustee shall authenticate a replacement Debt Security of the same series if the Trustee's requirements are met. If any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Partnership in its discretion may, instead of issuing a new Debt Security, pay such Debt Security. If required by the Trustee, any Subsidiary Guarantor or the Partnership, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee and the Partnership to protect the Partnership, each Subsidiary Guarantor, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Debt Security is replaced. The Partnership and the Trustee may charge a Holder for their expenses in replacing a Debt Security.

            Every replacement Debt Security is an additional obligation of the Partnership.

SECTION 2.10 Outstanding Debt Securities.

            The Debt Securities outstanding at any time are all the Debt Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section
2.10 as not outstanding.

            If a Debt Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Debt Security is held by a bona fide purchaser.

            If the principal amount of any Debt Security is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

            A Debt Security does not cease to be outstanding because the Partnership, a Subsidiary Guarantor or an Affiliate of the Partnership or a Subsidiary Guarantor holds the Debt Security.

SECTION 2.11 Original Issue Discount, Foreign-Currency Denominated and Treasury
             Debt Securities.

            In determining whether the Holders of the required principal amount of Debt Securities have concurred in any direction, amendment, supplement, waiver or consent, (a) the principal amount of an Original Issue Discount Security shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02, (b) the principal amount of a Debt Security denominated in a foreign currency shall be the Dollar equivalent, as determined by the Partnership by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is certified for customs purposes by the Federal Reserve Bank of New York (the "Exchange Rate") on the date of original issuance of such Debt Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent, as determined by the Partnership by reference to the Exchange Rate on the date of original issuance of such Debt Security, of the amount determined as provided in
(a) above), of such Debt Security and (c) Debt Securities owned by the Partnership, a Subsidiary Guarantor or any other obligor upon the Debt Securities or any Affiliate of the Partnership, of a Subsidiary Guarantor or of such other obligor shall be disregarded, except that, for the purpose of determining whether the Trustee shall be protected in relying upon any such direction, amendment, supplement, waiver or consent, only Debt Securities that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.12 Temporary Debt Securities.

            Until definitive Debt Securities of any series are ready for delivery, the Partnership may prepare, and the Subsidiary Guarantors shall execute and the Trustee shall authenticate temporary Debt Securities. Temporary Debt Securities shall be substantially in the form of definitive Debt Securities, but may have variations that the Partnership considers appropriate for temporary Debt Securities. Without unreasonable delay, the Partnership shall prepare, and the Subsidiary Guarantors shall execute and the Trustee shall authenticate definitive Debt Securities in exchange for temporary Debt Securities. Until so exchanged, the temporary Debt Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities.

SECTION 2.13 Cancellation.

            The Partnership or any Subsidiary Guarantor at any time may deliver Debt Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Debt Securities surrendered to them for registration of transfer, exchange, payment or redemption or for credit against any sinking fund payment. The Trustee shall cancel all Debt Securities surrendered for registration of transfer, exchange, payment, redemption, replacement or cancellation or for credit against any sinking fund. Unless the Partnership shall direct in writing that canceled Debt Securities be returned to it, after written notice to the Partnership all canceled Debt Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Partnership may not issue new Debt Securities to replace Debt Securities that have been paid or that have been delivered to the Trustee for cancellation.

SECTION 2.14 Payments; Defaulted Interest.

            Unless otherwise provided as contemplated by Section 2.01, interest (except defaulted interest) on any Debt Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons who are registered Holders of that Debt Security at the close of business on the record date next preceding such Interest Payment Date, even if such Debt Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender a Debt Security to a Paying Agent to collect principal payments. Unless otherwise provided with respect to the Debt Securities of any series, the Partnership will pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Debt Securities in Dollars. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Partnership, the Partnership may pay such amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in such money mailed to a Holder's registered address with respect to any Debt Securities.

            If the Partnership defaults in a payment of interest on the Debt Securities of any series, the Partnership shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Debt Securities of such series and in Section 4.01. The Partnership may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date selected by the Partnership, the Partnership (or the Trustee, in the name of and at the expense of the Partnership upon 20 days' prior written notice from the Partnership setting forth such special record date and the interest amount to be paid) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.15 Persons Deemed Owners.

            The Partnership, the Subsidiary Guarantors, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Debt Security is registered as the owner of such Debt Security for the purpose of receiving payments of principal of, premium (if any) or interest on or any Additional Amounts with respect to such Debt Security and for all other purposes. None of the Partnership, any Subsidiary Guarantor, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

SECTION 2.16 Computation of Interest.

            Except as otherwise specified as contemplated by Section 2.01 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a year comprising twelve 30-day months.

SECTION 2.17 Global Securities; Book-Entry Provisions.

            If Debt Securities of a series are issuable in global form as a Global Security, as contemplated by Section 2.01, then, notwithstanding clause
(11) of Section 2.01 and the provisions of Section 2.02, any such Global Security shall represent such of the outstanding Debt Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Debt Securities from time to time endorsed thereon and that the aggregate amount of outstanding Debt Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, transfers or redemptions. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of outstanding Debt Securities represented thereby shall be made by the Trustee (i) in such manner and upon instructions given by such Person or Persons as shall be specified in such Debt Security or in a Partnership Order to be delivered to the Trustee pursuant to Section 2.04 or (ii) otherwise in accordance with written instructions or such other written form of instructions as is customary for the Depositary for such Debt Security, from such Depositary or its nominee on behalf of any Person having a beneficial interest in such Global Security. Subject to the provisions of Section 2.04 and, if applicable, Section 2.12, the Trustee shall deliver and redeliver any Debt Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Debt Security or in the applicable Partnership Order. With respect to the Debt Securities of any series that are represented by a Global Security, the Partnership and the Subsidiary Guarantors authorize the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such Global Security. Any Global Security may be deposited with the Depositary or its nominee, or may remain in the custody of the Trustee or the Security Custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Partnership Order has been, or simultaneously is, delivered, any instructions by the Partnership with respect to endorsement or delivery or redelivery of a Debt Security in global form shall be in writing but need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel.

            Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee or the Security Custodian as its custodian, or under such Global Security, and the Depositary may be treated by the Partnership, any Subsidiary Guarantor, the Trustee or the Security Custodian and any agent of the Partnership, any Subsidiary Guarantor, the Trustee or the Security Custodian as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, (i) the registered holder of a Global Security of a series may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder of Debt Securities of such series is entitled to take under this Indenture or the Debt Securities of such series and (ii) nothing herein shall prevent the Partnership, any Subsidiary Guarantor, the Trustee or the Security Custodian, or any agent of the Partnership, any Subsidiary Guarantor, the Trustee or the Security Custodian, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Debt Security.

            Notwithstanding Section 2.08, and except as otherwise provided pursuant to Section 2.01: Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. Debt Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if, and only if, either (1) the Depositary notifies the Partnership that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary is not appointed by the Partnership within 90 days of such notice,
(2) an Event of Default has occurred with respect to such series and is continuing and the Registrar has received a request from the Depositary to issue Debt Securities in lieu of all or a portion of the Global Security (in which case the Partnership shall deliver Debt Securities within 30 days of such request) or (3) the Partnership determines not to have the Debt Securities represented by a Global Security.

            In connection with any transfer of a portion of the beneficial interests in a Global Security to beneficial owners pursuant to this Section 2.17, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interests in the Global Security to be transferred, and the Partnership and the Subsidiary Guarantors shall execute, and the Trustee upon receipt of a Partnership Order for the authentication and delivery of Debt Securities shall authenticate and deliver, one or more Debt Securities of the same series of like tenor and amount.

            In connection with the transfer of all the beneficial interests in a Global Security to beneficial owners pursuant to this Section 2.17, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Partnership and the Subsidiary Guarantors shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interests in the Global Security, an equal aggregate principal amount of Debt Securities of authorized denominations.

            Neither the Partnership, any Subsidiary Guarantor nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Debt Securities by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Debt Securities. Neither the Partnership, any Subsidiary Guarantor nor the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Debt Securities to be issued). Neither the Trustee nor any agent shall have any responsibility for any actions taken or not taken by the Depositary.

            The provisions of the last sentence of the third paragraph of
Section 2.04 shall apply to any Global Security if such Global Security was never issued and sold by the Partnership and the Partnership or a Subsidiary Guarantor delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) with regard to the cancellation or reduction in the principal amount of Debt Securities represented thereby, together with the written statement contemplated by the last sentence of the third paragraph of Section 2.04.

            Notwithstanding the provisions of Sections 2.03 and 2.14, unless otherwise specified as contemplated by Section 2.01, payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to any Global Security shall be made to the Person or Persons specified therein.

                                   ARTICLE III
                                   REDEMPTION

SECTION 3.01 Applicability of Article.

            Debt Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Debt Securities of any series) in accordance with this Article III.

SECTION 3.02 Notice to the Trustee.

            If the Partnership elects to redeem Debt Securities of any series pursuant to this Indenture, it shall notify the Trustee of the Redemption Date and the principal amount of Debt Securities of such series to be redeemed. The Partnership shall so notify the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) by delivering to the Trustee an Officers' Certificate stating that such redemption will comply with the provisions of this Indenture and of the Debt Securities of such series. Any such notice may be canceled at any time prior to the mailing of such notice of such redemption to any Holder and shall thereupon be void and of no effect.

SECTION 3.03 Selection of Debt Securities To Be Redeemed.

            If less than all the Debt Securities of any series are to be redeemed (unless all of the Debt Securities of such series of a specified tenor are to be redeemed), the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the outstanding Debt Securities of such series (and tenor) not previously called for redemption, either pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of that series or any integral multiple thereof) of the principal amount of Debt Securities of such series of a denomination larger than the minimum authorized denomination for Debt Securities of that series or of the principal amount of Global Securities of such series.

            The Trustee shall promptly notify the Partnership and the Registrar in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Debt Securities shall relate, in the case of any of the Debt Securities redeemed or to be redeemed only in part, to the portion of the principal amount thereof which has been or is to be redeemed.

SECTION 3.04 Notice of Redemption.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed, at the address of such Holder appearing in the register of Debt Securities maintained by the Registrar.

            All notices of redemption shall identify the Debt Securities to be redeemed and shall state:

            (1) the Redemption Date;

            (2) the Redemption Price;

            (3) that, unless the Partnership and the Subsidiary Guarantors default in making the redemption payment, interest on Debt Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Debt Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Debt Securities redeemed;

            (4) if any Debt Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Debt Security to the Paying Agent, a new Debt Security or Debt Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

            (5) that Debt Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent;

            (6) that the redemption is for a sinking or analogous fund, if such is the case; and

            (7) the CUSIP number, if any, relating to such Debt Securities.

            Notice of redemption of Debt Securities to be redeemed at the election of the Partnership shall be given by the Partnership or, at the Partnership's written request, by the Trustee in the name and at the expense of the Partnership.

SECTION 3.05 Effect of Notice of Redemption.

            Once notice of redemption is mailed, Debt Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Debt Securities called for redemption shall be paid at the Redemption Price, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates specified pursuant to Section 2.01.

SECTION 3.06 Deposit of Redemption Price.

            On or prior to 10:00 a.m., New York City time, on any Redemption Date, the Partnership or a Subsidiary Guarantor shall deposit with the Trustee or the Paying Agent (or, if the Partnership or such Subsidiary Guarantor is acting as the Paying Agent, segregate and hold in trust as provided in Section 2.06) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect to, the Debt Securities or portions thereof which are to be redeemed on that date, other than Debt Securities or portions thereof called for redemption on that date which have been delivered by the Partnership or a Subsidiary Guarantor to the Trustee for cancellation.

            If the Partnership or a Subsidiary Guarantor complies with the preceding paragraph, then, unless the Partnership and the Subsidiary Guarantors default in the payment of such Redemption Price, interest on the Debt Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Debt Securities are presented for payment, and the Holders of such Debt Securities shall have no further rights with respect to such Debt Securities except for the right to receive the Redemption Price upon surrender of such Debt Securities. If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, any Additional Amounts, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate specified pursuant to Section 2.01 or provided in the Debt Securities or, in the case of Original Issue Discount Securities, such Debt Securities' yield to maturity.

SECTION 3.07 Debt Securities Redeemed or Purchased in Part.

            Upon surrender to the Paying Agent of a Debt Security to be redeemed in part, the Partnership and the Subsidiary Guarantors shall execute and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge a new Debt Security or Debt Securities, of the same series and of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Debt Security so surrendered that is not redeemed.

SECTION 3.08 Purchase of Debt Securities.

            Unless otherwise specified as contemplated by Section 2.01, the Partnership, any Subsidiary Guarantor and any Affiliate of the Partnership or any Subsidiary Guarantor may, subject to applicable law, at any time purchase or otherwise acquire Debt Securities in the open market or by private agreement. Any such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Debt Securities. Any Debt Securities purchased or acquired by the Partnership or a Subsidiary Guarantor may be delivered to the Trustee and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied. Section 2.13 shall apply to all Debt Securities so delivered.

SECTION 3.09 Mandatory and Optional Sinking Funds.

            The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment." Unless otherwise provided by the terms of Debt Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.10. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series and by this Article III.

SECTION 3.10 Satisfaction of Sinking Fund Payments with Debt Securities.

            The Partnership or a Subsidiary Guarantor may deliver outstanding Debt Securities of a series (other than any previously called for redemption) and may apply as a credit Debt Securities of a series that have been redeemed either at the election of the Partnership pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such series of Debt Securities; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt

Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 3.11 Redemption of Debt Securities for Sinking Fund.

            Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of Debt Securities, the Partnership will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery of or by crediting Debt Securities of that series pursuant to Section 3.10 and will also deliver or cause to be delivered to the Trustee any Debt Securities to be so delivered. Failure of the Partnership to timely deliver or cause to be delivered such Officers' Certificate and Debt Securities specified in this paragraph, if any, shall not constitute a default but shall constitute the election of the Partnership (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Debt Securities of such series in respect thereof and (ii) that the Partnership will make no optional sinking fund payment with respect to such series as provided in this Section 3.11.

            If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 (or the Dollar equivalent thereof based on the applicable Exchange Rate on the date of original issue of the applicable Debt Securities) or a lesser sum if the Partnership shall so request with respect to the Debt Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Debt Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 (or the Dollar equivalent thereof as aforesaid) or less and the Partnership makes no such request then it shall be carried over until a sum in excess of $100,000 (or the Dollar equivalent thereof as aforesaid) is available. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Partnership in the manner provided in
Section 3.04. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 3.05, 3.06 and 3.07.

                                   ARTICLE IV
                                    COVENANTS

SECTION 4.01 Payment of Debt Securities.

            The Partnership shall pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Debt Securities of each series on the dates and in the manner provided in the Debt Securities of such series and in this Indenture. Principal, premium, interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent (other than the Partnership, a Subsidiary Guarantor or a Subsidiary) holds on that date money deposited by the Partnership or a Subsidiary Guarantor designated for and sufficient to pay all principal, premium, interest and any Additional Amounts then due.

            The Partnership shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium (if any), at a rate equal to the then applicable interest rate on the Debt Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and any Additional Amount (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02 Maintenance of Office or Agency.

            The Partnership will maintain in each Place of Payment for any series of Debt Securities an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Debt Securities of that series may be presented for registration of transfer or exchange, where Debt Securities of that series may be presented for payment and where notices and demands to or upon the Partnership or a Subsidiary Guarantor in respect of the Debt Securities of that series and this Indenture may be served. Unless otherwise designated by the Partnership by written notice to the Trustee and the Subsidiary Guarantors, such office or agency shall be the office of the Trustee in The City of New York, which on the date hereof is located at One Penn Plaza, Suite 1414, New York, New York 10119, Attention: Corporate Trust Group. The Partnership will give prompt written notice to the Trustee and the Subsidiary Guarantors of the location, and any change in the location, of such office or agency. If at any time the Partnership shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Subsidiary Guarantors with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

            The Partnership may also from time to time designate one or more other offices or agencies where the Debt Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Partnership of its obligation to maintain an office or agency in each Place of Payment for Debt Securities of any series for such purposes. The Partnership will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.03 SEC Reports; Financial Statements.

                  (a) If the Partnership is subject to the requirements of
Section 13 or 15(d) of the Exchange Act, the Partnership shall file with the Trustee, within 15 days after it is required to file the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Partnership is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If this Indenture is qualified under the TIA, but not otherwise, the Partnership and the Subsidiary Guarantors shall also comply with the provisions of TIA Section 314(a). If the Partnership is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Partnership shall file with the Trustee, within 15 days after it would have been required to file with the SEC, financial statements (and with respect to annual reports, an auditor's report by a firm of established national reputation) and a Management's Discussion and Analysis of Financial Condition and Results of Operations, both comparable to what it would have been required to file with the SEC had it been subject to the requirements of Section 13 or 15(d) of the Exchange Act. If the Partnership is required to furnish annual or quarterly reports to its equity holders pursuant to the Exchange Act, it shall file these reports with the Trustee. Delivery of such reports, information and documents to the Trustee shall be for informational purposes only, and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Partnership's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates or certificates delivered pursuant to Section 4.04).

                  (b) If the Partnership is not subject to the requirements of
Section 13 or 15(d) of the Exchange Act, the Partnership shall furnish to all Holders of Rule 144A Securities and prospective purchasers of Rule 144A Securities designated by the Holders of Rule 144A Securities, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) promulgated under the Securities Act of 1933, as amended.

SECTION 4.04 Compliance Certificate.

                  (a) The Partnership shall deliver to the Trustee, within 120 days after the end of each fiscal year, a statement signed by an Officer of U.S. Propane, L.L.C., which need not constitute an Officers' Certificate, complying with TIA Section 314(a)(4) and stating that in the course of performance by the signing Officer of his duties as such Officer of U.S. Propane, L.L.C., he would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Partnership and the Subsidiary Guarantors of their obligations under this Indenture, and further stating that to the best of his knowledge the Partnership and the Subsidiary Guarantors have observed, performed and fulfilled each and every covenant contained in this Indenture and are not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Partnership is taking or proposes to take with respect thereto).

                  (b) The Partnership shall, so long as Debt Securities of any series are outstanding, deliver to the Trustee, within 30 days after the occurrence of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Partnership is taking or proposes to take with respect thereto.

SECTION 4.05 Existence.

            Subject to Article V, each of the Partnership and the Subsidiary Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence.

SECTION 4.06 Waiver of Stay, Extension or Usury Laws.

            Each of the Partnership and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive it from paying all or any portion of the principal of or interest on the Debt Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Partnership and the Subsidiary Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.07 Additional Amounts.

            If the Debt Securities of a series expressly provide for the payment of Additional Amounts, the Partnership will pay to the Holder of any Debt Security of such series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Debt Security of any series or the net proceeds received from the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.07 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 4.07 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                                    ARTICLE V
                                   SUCCESSORS

SECTION 5.01 Limitations on Mergers and Consolidations.

            The Partnership shall not, in any transaction or series of transactions, consolidate with or merge into any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:

            (1) the Person formed by or resulting from any such consolidation or merger or to which such sale, lease, conveyance, transfer or other disposition shall be made (collectively, the "Successor"), is either the Partnership or expressly assumes by supplemental indenture, the due and punctual payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to all the Debt Securities and the performance of the Partnership's covenants and obligations under this Indenture and the Debt Securities;

            (2) the Successor is organized under the laws of the United States, any State thereof or the District of Columbia;

            (3) immediately after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

            (4) the Partnership, delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the transaction and any such supplemental indenture comply with this Indenture.

SECTION 5.02 Successor Person Substituted.

            Upon any consolidation or merger of the Partnership, or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Partnership in accordance with Section 5.01, the Successor formed by such consolidation or merger or to which such sale, lease, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Partnership under this Indenture and the Debt Securities with the same effect as if such Successor had been named as the Partnership herein and the predecessor Partnership shall be released from all obligations under this Indenture and the Debt Securities, except that no such release shall occur in the case of any lease of all or substantially all of the assets of the Partnership.

                                   ARTICLE VI
                              DEFAULTS AND REMEDIES

SECTION 6.01 Events of Default.

            Unless either inapplicable to a particular series or specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Debt Securities or in the form of Debt Security for such series, an "Event of Default," wherever used herein with respect to Debt Securities of any series, occurs if:

            (1) there is a default in the payment of interest on or any Additional Amounts with respect to any Debt Security of that series when the same becomes due and payable and such default continues for a period of 30 days;

            (2) there is a default in the payment of the principal of or premium, if any, on any Debt Securities of that series as and when the same shall become due and payable, whether at Stated Maturity, upon redemption, by declaration, upon required repurchase or otherwise;

            (3) there is a default in the payment of any sinking fund payment with respect to any Debt Securities of that series as and when the same shall become due and payable;

            (4) there is a failure on the part of the Partnership, or if any series of Debt Securities outstanding under this Indenture is entitled to the benefits of a Guarantee by the Subsidiary Guarantors, any of the Subsidiary Guarantors, duly to observe or perform any other of the covenants or agreements on the part of the Partnership, or if applicable, any of the Subsidiary Guarantors, in the Debt Securities of that series, in any resolution of the Board of Directors authorizing the issuance of that series of Debt Securities, in this

      Indenture with respect to such series or in any supplemental Indenture with respect to such series (other than a default in the performance of a covenant which is specifically dealt with elsewhere in this Section 6.01), continuing for a period of 60 days after the date on which written notice specifying such failure shall have been given to the Partnership, or if applicable, the Subsidiary Guarantors, by the Trustee or to the Partnership, or if applicable, the Subsidiary Guarantors, and the Trustee by the Holders of at least 25% in aggregate principal amount of the Debt Securities of that series at the time outstanding;

            (5) the Partnership, or if any series of Debt Securities outstanding under this Indenture is entitled to the benefits of a Guarantee by the Subsidiary Guarantors, any of the Subsidiary Guarantors, pursuant to or within the meaning of any Bankruptcy Law:

                  (A) commences a voluntary case,

                  (B) consents to the entry of an order for relief against it in an involuntary case,

                  (C) consents to the appointment of a Bankruptcy Custodian of it or for all or substantially all of its property, or

                  (D) makes a general assignment for the benefit of its
            creditors;

            (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 60 days and that:

                  (A) is for relief against the Partnership or any Subsidiary
            Guarantor as debtor in an involuntary case,

                  (B) appoints a Bankruptcy Custodian of the Partnership or any
            Subsidiary Guarantor or a Bankruptcy Custodian for all or substantially all of the property of the Partnership or any Subsidiary Guarantor, or

                  (C) orders the liquidation of the Partnership or any
            Subsidiary Guarantor;

            (7) if any series of Debt Securities outstanding under this Indenture is entitled to the benefits of a Guarantee by the Subsidiary Guarantors, any of the Subsidiary Guarantors ceases to be in full force and effect with respect to Debt Securities of that series (except as otherwise provided in this Indenture) or is declared null and void or is found to be invalid in a judicial proceeding or any of the Subsidiary Guarantors (if applicable) denies or disaffirms its obligations under this Indenture or such Guarantee; or

            (8) any other Event of Default provided with respect to Debt Securities of that series occurs.

            The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            The Trustee shall not be deemed to know or have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debt Securities and this Indenture.

            When a Default is cured, it ceases.

            Notwithstanding the foregoing provisions of this Section 6.01, if the principal of, premium (if any) or interest on or Additional Amounts with respect to any Debt Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency or currencies are not available to the Partnership or a Subsidiary Guarantor for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Partnership or such Subsidiary Guarantor (a "Conversion Event"), each of the Partnership and the Subsidiary Guarantors will be entitled to satisfy its obligations to Holders of the Debt Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Partnership or the Subsidiary Guarantor making such payment, as the case may be, by reference to the Exchange Rate on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 6.01, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

            Promptly after the occurrence of a Conversion Event, the Partnership or a Subsidiary Guarantor shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of such notice, shall give notice thereof in the manner provided in Section 11.02 to the Holders. Promptly after the making of any payment in Dollars as a result of a Conversion Event, the Partnership or the Subsidiary Guarantor making such payment, as the case may be, shall give notice in the manner provided in Section 11.02 to the Holders, setting forth the applicable Exchange Rate and describing the calculation of such payments.

            A Default under clause (4) of this Section 6.01 is not an Event of Default until the Trustee notifies the Partnership, or the Holders of at least 25% in principal amount of the then outstanding Debt Securities of the series affected by such Default notify the Partnership and the Trustee, of the Default, and the Partnership or the applicable Subsidiary Guarantor, as the case may be, fails to cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6.02 Acceleration.

            If an Event of Default with respect to any Debt Securities of any series at the time outstanding (other than an Event of Default specified in clause (5) or (6) of Section 6.01) occurs and is continuing, the Trustee by notice to the Partnership, or the Holders of at least 25% in principal amount of the then outstanding Debt Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01, if outstanding Debt Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected) by notice to the

Partnership and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of (or, if any such Debt Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series), premium, if any, on and all accrued and unpaid interest on all then outstanding Debt Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Debt Securities shall be due and payable immediately. If an Event of Default specified in clause (5) or (6) of Section
6.01 hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Debt Securities of the series affected by such Event of Default by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Debt Securities) if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default with respect to Debt Securities of that series have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration.

SECTION 6.03 Other Remedies.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Debt Securities or to enforce the performance of any provision of the Debt Securities or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Debt Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04 Waiver of Defaults.

            Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) by notice to the Trustee may waive an existing or past Default or Event of Default with respect to such series and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Debt Securities of such series or all series or a solicitation of consents in respect of Debt Securities of such series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Debt Securities of such series or all series (but the terms of such offer or solicitation may vary from series to series)), except
(1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Debt Security or (2) a continued Default in respect of a provision that under
Section 9.02 cannot be amended or supplemented without the consent of each Holder affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05 Control by Majority.

            With respect to Debt Securities of any series, the Holders of a majority in principal amount of the then outstanding Debt Securities of such series may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Debt Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines is unduly prejudicial to the rights of other Holders, or that would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion from Holders directing the Trustee against all losses and expenses caused by taking or not taking such action.

SECTION 6.06 Limitations on Suits.

            Subject to Section 6.07 hereof, a Holder of a Debt Security of any series may pursue a remedy with respect to this Indenture or the Debt Securities of such series only if:

            (1) the Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to such series;

            (2) the Holders of at least 25% in principal amount of the then outstanding Debt Securities of such series have made a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders have offered to the Trustee security or indemnity satisfactory to the Trustee against any cost, liability or expense;

            (4) the Trustee has not complied with the request within 60 days after receipt of the request and the offer of security or indemnity; and

            (5) during such 60-day period the Holders of a majority in principal amount of the Debt Securities of that series have not given the Trustee a direction that, in the opinion of the Trustee, is inconsistent with the request.

            A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 6.07 Rights of Holders to Receive Payment.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Debt Security to receive payment of principal of and premium, if any, and interest on and any Additional Amounts with respect to the Debt Security, on or after the respective due dates expressed in the Debt Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 6.08 Collection Suit by Trustee.

            If an Event of Default specified in clause (1) or (2) of Section
6.01 hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Partnership or a Subsidiary Guarantor for the amount of principal, premium (if any), interest and any Additional Amounts remaining unpaid on the Debt Securities of the series affected by the Event of Default, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09 Trustee May File Proofs of Claim.

            The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Partnership or a Subsidiary Guarantor or their respective creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Bankruptcy Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Debt Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10 Priorities.

            If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

            First: to the Trustee for amounts due under Section 7.07;

            Second: to Holders for amounts due and unpaid on the Debt Securities in respect of which or for the benefit of which such money has been collected, for principal, premium (if any), interest and any Additional Amounts ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal, premium (if any), interest and any Additional Amounts, respectively; and

            Third: to the Partnership.

            The Trustee, upon prior written notice to the Partnership, may fix record dates and payment dates for any payment to Holders pursuant to this
Article VI.

            To the fullest extent allowed under applicable law, if for the purpose of obtaining a judgment against the Partnership or a Subsidiary Guarantor in any court it is necessary to convert the sum due in respect of the principal of, premium (if any) or interest on or Additional Amounts with respect to the Debt Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in The City of New York next preceding that on which final judgment is given. Neither the Partnership, any Subsidiary Guarantor nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Debt Securities under this Section 6.10 caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section 6.10 to Holders of Debt Securities, but payment of such judgment shall discharge all amounts owed by the Partnership and the Subsidiary Guarantors on the claim or claims underlying such judgment.

SECTION 6.11 Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the then outstanding Debt Securities of any series.

                                   ARTICLE VII
                                     TRUSTEE

SECTION 7.01 Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default with respect to the Debt Securities of any series:

                  (1) the Trustee need perform only those duties that are
            specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether, on their face, they appear to conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of Section
            7.01(b);

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives security or indemnity satisfactory to the Trustee against any cost, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Partnership and the Subsidiary Guarantors. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee shall, until applied as herein provided, be held in trust for the payment of the principal of, premium (if any) and interest on and Additional Amounts with respect to the Debt Securities.

SECTION 7.02 Rights of Trustee.

                  (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require instruction, an Officers' Certificate or an Opinion of Counsel or both to be provided. In the absence of bad faith on the part of the Trustee, the Trustee shall not be liable for any action it takes or omits to take in reliance on such instruction, Officers' Certificate or Opinion of Counsel. The Trustee may consult at the Partnership's expense with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may execute any of the trusts or powers hereunder, perform any duties hereunder or otherwise act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Partnership or any Subsidiary Guarantor shall be sufficient if signed by an Officer of U.S. Propane, L.L.C.

                  (f) The Trustee shall not be obligated to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document.

                  (g) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  (h) The Trustee may request that the Partnership deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 7.03 May Hold Debt Securities.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Debt Securities and may make loans to, accept deposits from, perform services for and otherwise deal with the Partnership, any Subsidiary Guarantor or any of their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights and duties. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04 Trustee's Disclaimer.

            The Trustee makes no representation as to the validity or adequacy of this Indenture or the Debt Securities, it shall not be accountable for the Partnership's use of the proceeds from the Debt Securities or any money paid to the Partnership or any Subsidiary

Guarantor or upon the Partnership's or such Subsidiary Guarantor's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Debt Securities other than its certificate of authentication.

SECTION 7.05 Notice of Defaults.

            If a Default or Event of Default with respect to the Debt Securities of any series occurs and is continuing and it is known to the Trustee, the Trustee shall mail to Holders of Debt Securities of such series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium (if any) and interest on and Additional Amounts or any sinking fund installment with respect to the Debt Securities of such series, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders of Debt Securities of such series.

SECTION 7.06 Reports by Trustee to Holders.

            Within 60 days after each September 15 of each year after the execution of this Indenture, the Trustee shall mail to Holders of a series, the Subsidiary Guarantors and the Partnership a brief report dated as of such reporting date that complies with TIA Section 313(a); provided, however, that if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date with respect to a series, no report need be transmitted to Holders of such series. The Trustee also shall comply with TIA
Section 313(b). The Trustee shall also transmit by mail all reports if and as required by TIA Sections 313(c) and 313(d).

            A copy of each report at the time of its mailing to Holders of a series of Debt Securities shall be filed by the Partnership or a Subsidiary Guarantor with the SEC and each securities exchange, if any, on which the Debt Securities of such series are listed. The Partnership shall notify the Trustee if and when any series of Debt Securities is listed on any securities exchange.

SECTION 7.07 Compensation and Indemnity.

            The Partnership agrees to pay to the Trustee for its acceptance of this Indenture and services hereunder such compensation as the Partnership and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Partnership agrees to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

            The Partnership hereby indemnifies the Trustee and any predecessor Trustee against any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next following paragraph. The Trustee shall notify the Partnership and the Subsidiary Guarantors promptly of any claim for which it may seek indemnity. The Partnership shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Partnership shall pay the reasonable fees and expenses of such counsel. The Partnership need not pay for any settlement made without its consent.

            The Partnership shall not be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

            To secure the payment obligations of the Partnership in this Section 7.07, the Trustee shall have a lien prior to the Debt Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium (if any) and interest on and any Additional Amounts with respect to particular Debt Securities of any series. Such lien and the Partnership's obligations under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08 Replacement of Trustee.

            A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

            The Trustee may resign and be discharged at any time with respect to the Debt Securities of one or more series by so notifying the Partnership and the Subsidiary Guarantors. The Holders of a majority in principal amount of the then outstanding Debt Securities of any series may remove the Trustee with respect to the Debt Securities of such series by so notifying the Trustee, the Partnership and the Subsidiary Guarantors. The Partnership may remove the Trustee if:

            (1) the Trustee fails to comply with Section 7.10;

            (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

            (3) a Bankruptcy Custodian or public officer takes charge of the Trustee or its property; or

            (4) the Trustee otherwise becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Debt Securities of one or more series, the Partnership shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series). Within one year after the successor Trustee with respect to the Debt Securities of any series takes office, the Holders of a majority in principal amount of the Debt Securities of such series then outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Partnership.

            If a successor Trustee with respect to the Debt Securities of any series does not take office within 30 days after the retiring or removed Trustee resigns or is removed, the retiring or removed Trustee (at the expense of the Partnership), the Partnership, any Subsidiary Guarantor or the Holders of at least 10% in principal amount of the then outstanding Debt Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

            If the Trustee with respect to the Debt Securities of a series fails to comply with Section 7.10, any Holder of Debt Securities of such series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Debt Securities of such series.

            In case of the appointment of a successor Trustee with respect to all Debt Securities, each such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, to the Partnership and to the Subsidiary Guarantors. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

            In case of the appointment of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Partnership, the Subsidiary Guarantors, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more (but not all) series shall execute and deliver an indenture supplemental hereto in which each successor Trustee shall accept such appointment and that (1) shall confer to each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall confirm that all the rights, powers and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee. Nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates. On request of the Partnership or any successor Trustee, such retiring Trustee shall transfer to such successor Trustee all property held by such retiring Trustee as Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

Such retiring Trustee shall, however, have the right to deduct its unpaid fees and expenses, including attorneys' fees.

      Notwithstanding replacement of the Trustee or Trustees pursuant to this
Section 7.08, the obligations of the Partnership under Section 7.07 shall continue for the benefit of the retiring Trustee or Trustees.

SECTION 7.09 Successor Trustee by Merger, etc.

      Subject to Section 7.10, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

      In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debt Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10 Eligibility; Disqualification.

      There shall at all times be a Trustee hereunder which shall be a corporation or banking association organized and doing business under the laws of the United States, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by federal or state (or the District of Columbia) authority and shall have, or be a subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

      The Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA Section 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

SECTION 7.11 Preferential Collection of Claims Against the Partnership or a
             Subsidiary Guarantor.

      The Trustee is subject to and shall comply with the provisions of TIA
Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.

                                  ARTICLE VIII
                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.01 Applicability of Article.

      The provisions of this Article VIII relating to either the satisfaction and discharge or the defeasance of Debt Securities shall be applicable to each series of Debt Securities except as otherwise specified pursuant to Section 2.01 for Debt Securities of such series.

SECTION 8.02 Satisfaction and Discharge of Indenture; Defeasance.

      (a) If at any time the Partnership shall have delivered to the Trustee for cancellation all Debt Securities of any series theretofore authenticated and delivered (other than any Debt Securities of such series that shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09 and Debt Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Partnership as provided in
Section 8.05) or all Debt Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Partnership shall deposit with the Trustee as trust funds the entire amount in the currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 2.01) sufficient to pay at Stated Maturity or upon redemption all Debt Securities of such series not theretofore delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due on such date of Stated Maturity or Redemption Date, as the case may be, and if in either case the Partnership shall also pay or cause to be paid all other sums then due and payable hereunder by the Partnership with respect to the Debt Securities of such series, then this Indenture shall cease to be of further effect with respect to the Debt Securities of such series, and the Trustee, on demand of the Partnership accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Partnership, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Debt Securities of such series.

      (b) Subject to Sections 8.02(c), 8.03 and 8.07, the Partnership at any time may terminate, with respect to Debt Securities of a particular series, all its obligations under the Debt Securities of such series and this Indenture with respect to the Debt Securities of such series ("legal defeasance option") or the operation of (x) any covenant made applicable to such Debt Securities pursuant to Section 2.01, (y) Sections 6.01(4), (7) and (8) (except to the extent covenants or agreements referenced in Section 6.01(4) remain applicable) and (z) as they relate to the Subsidiary Guarantors only, Sections 6.01(5) and (6) ("covenant defeasance option"). If the Partnership exercises either its legal defeasance option or its covenant defeasance obligation, each Guarantee will terminate with respect to that series of Debt Securities and be automatically released and discharged and any security that may have been granted in respect of such series shall be automatically released. The Partnership may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

      If the Partnership exercises its legal defeasance option, payment of the Debt Securities of the defeased series may not be accelerated because of an Event of Default. If the Partnership exercises its covenant defeasance option, payment of the Debt Securities of the defeased series may not be accelerated because of an Event of Default specified in Sections 6.01(4), (7) and (8) and, with respect to the Guarantors only, Sections 6.01(5) and (6) (except to the extent covenants or agreements referenced in Section 6.01(4) remain applicable).

      Upon satisfaction of the conditions set forth herein and upon request of the Partnership, the Trustee shall acknowledge in writing the discharge of those obligations that the Partnership terminates.

      (c) Notwithstanding clauses (a) and (b) above, the Partnership's obligations in Sections 2.05, 2.08, 2.09, 4.02, 4.07, 7.07, 8.05, 8.06 and 8.07
shall survive until the Debt Securities of the defeased series have been paid in full. Thereafter, the Partnership's obligations in Sections 7.07, 8.05 and 8.06 shall survive.

SECTION 8.03 Conditions of Defeasance.

      The Partnership may exercise its legal defeasance option or its covenant defeasance option with respect to Debt Securities of a particular series only if:

      (a) the Partnership irrevocably deposits in trust with the Trustee money, U.S. Government Obligations or a combination thereof for the payment of principal of, and premium, if any, and interest on, the Debt Securities of such series to Stated Maturity or redemption, as the case may be;

      (b) the Partnership delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay the principal, premium, if any, and interest when due on all the Debt Securities of such series to Stated Maturity or redemption, as the case may be;

      (c) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 6.01(5) or (6) with respect to the Partnership occurs which is continuing at the end of the period;

      (d) no Default has occurred and is continuing on the date of such deposit and after giving effect thereto;

      (e) the deposit does not constitute a default under any other agreement binding on the Partnership;

      (f) the Partnership delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

      (g) in the event of the legal defeasance option, the Partnership shall have delivered to the Trustee an Opinion of Counsel stating that the Partnership has received from the Internal Revenue Service a ruling, or since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

      (h) in the event of the covenant defeasance option, the Partnership shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

      (i) the Partnership delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Debt Securities of such series as contemplated by this Article VIII have been complied with.

      Before or after a deposit, the Partnership may make arrangements satisfactory to the Trustee for the redemption of Debt Securities of such series at a future date in accordance with Article III.

SECTION 8.04 Application of Trust Money.

      Subject to Section 8.05, the Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article VIII. It shall apply the deposited money and the money from U.S. Government Obligations through any paying agent and in accordance with this Indenture to the payment of principal of, and premium, if any, and interest on, the Debt Securities of the defeased series.

SECTION 8.05 Repayment to Partnership.

      The Trustee and any paying agent shall promptly turn over to the Partnership upon request any excess money or securities held by them at any time.

      Subject to any applicable abandoned property law, the Trustee and any paying agent shall pay to the Partnership upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years, and, thereafter, Holders entitled to such money must look to the Partnership for payment as general creditors.

SECTION 8.06 Indemnity for U.S. Government Obligations.

      The Partnership shall pay and shall indemnify the Trustee and the Holders against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

SECTION 8.07 Reinstatement.

      If the Trustee or any paying agent is unable to apply any money or U.S. Government Obligations in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or government authority enjoining, restraining or otherwise prohibiting such application, the Partnership's obligations under this Indenture and the Debt Securities of the defeased series shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or any paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII.

                                   ARTICLE IX
                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

SECTION 9.01 Without Consent of Holders.

      The Partnership, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture or the Debt Securities or waive any provision hereof or thereof without the consent of any Holder:

      (1) to cure any ambiguity, omission, defect or inconsistency;

      (2) to comply with Section 5.01;

      (3) to provide for uncertificated Debt Securities in addition to or in place of certificated Debt Securities, or to provide for the issuance of bearer Debt Securities (with or without coupons);

      (4) to provide for the addition of any Subsidiary as a Subsidiary Guarantor, or to reflect the release of any Subsidiary Guarantor, in either case as provided in this Indenture;

      (5) to provide any security for any series of Debt Securities or the related Guarantees;

      (6) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

      (7) to add to the covenants of the Partnership or any Subsidiary Guarantor for the benefit of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Partnership or any Subsidiary Guarantor;

      (8) to add any additional Events of Default with respect to all or any series of the Debt Securities (and, if any Event of Default is applicable to less than all series of Debt Securities, specifying the series to which such Event of Default is applicable);

      (9) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no outstanding Debt Security of any series created prior to the execution of such amendment or supplemental indenture that is adversely affected by such change in or elimination of such provision;

      (10) to establish the form or terms of Debt Securities of any series as permitted by Section 2.01;

      (11) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Debt Securities pursuant to Article VIII; provided, however, that any such action shall not adversely affect the rights of the Holders of Debt Securities of such series or any other series of Debt Securities in any material respect; or

      (12) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
   Section 7.08.

      Upon the request of the Partnership, accompanied by a Board Resolution, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall, subject to Section 9.06, join with the Partnership and the Subsidiary Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained.

SECTION 9.02 With Consent of Holders.

      Except as provided below in this Section 9.02, the Partnership, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture with the written consent (including consents obtained in connection with a tender offer or exchange offer for Debt Securities of any one or more series or all series or a solicitation of consents in respect of Debt Securities of any one or more series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Debt Securities of each such series (but the terms of such offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of each series affected by such amendment or supplement.

      Upon the request of the Partnership, accompanied by a Board Resolution, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in
Section 9.06, the Trustee shall, subject to

Section 9.06, join with the Partnership and the Subsidiary Guarantors in the execution of such amendment or supplemental indenture.

      It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

      The Holders of a majority in principal amount of the then outstanding Debt Securities of one or more series or of all series may waive compliance in a particular instance by the Partnership or any Subsidiary Guarantor with any provision of this Indenture with respect to Debt Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for Debt Securities of such series or a solicitation of consents in respect of Debt Securities of such series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Debt Securities of such series (but the terms of such offer or solicitation may vary from series to series)).

      However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not:

      (1) reduce the percentage in principal amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver;

      (2) reduce the rate of or extend the time for payment of interest, including default interest, on any Debt Security;

      (3) reduce the principal of, any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Debt Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

      (4) reduce the premium, if any, payable upon the redemption of any Debt Security or change the time at which any Debt Security may or shall be redeemed;

      (5) change any obligation of the Partnership or any Subsidiary Guarantor to pay Additional Amounts with respect to any Debt Security;

      (6) change the coin or currency or currencies (including composite currencies) in which any Debt Security or any premium, interest or Additional Amounts with respect thereto are payable;

      (7) impair the right of any Holder to receive payment of principal of and premium, if any, and interest on or any Additional Amounts with respect to such Holder's Debt Securities or to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to such Holder's Debt Securities pursuant to Sections
   6.07 and 6.08, except as limited by Section 6.06;

      (8) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 6.04 or 6.07 or make any change in this sentence of Section 9.02;

      (9) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or Additional Amounts with respect to the Debt Securities;

      (10) release any security that may have been granted in respect of any Debt Securities other than in accordance with this Indenture; or

      (11) release the Guarantee of any Subsidiary Guarantor other than in accordance with this Indenture or modify the Guarantee in any manner adverse to the Holders.

      A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

      The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Partnership or any Subsidiary Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Debt Securities with respect to which such consent is required or sought as of a date identified by the Partnership or such Subsidiary Guarantor in a notice furnished to Holders in accordance with the terms of this Indenture.

      After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Partnership shall mail to the Holders of each Debt Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Partnership to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03 Compliance with Trust Indenture Act.

      Every amendment or supplement to this Indenture or the Debt Securities shall comply in form and substance with the TIA as then in effect.

SECTION 9.04 Revocation and Effect of Consents.

      Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Debt Security or portion of a Debt Security that evidences the same debt as the consenting Holder's Debt Security, even if notation of the consent is not made on any Debt Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Debt Security or portion of a Debt Security if the Trustee receives written notice of revocation before a date and time therefor identified by the Partnership or any Subsidiary Guarantor in a notice furnished to such Holder in accordance with the terms of this Indenture or, if no such date and time shall be identified, the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

      The Partnership or any Subsidiary Guarantor may, but shall not be obligated to, fix a record date (which need not comply with TIA Section 316(c)) for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver or to take any other action under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Debt Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

      After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses (1) through
(10) of Section 9.02 hereof. In such case, the amendment, supplement or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Debt Security.

SECTION 9.05 Notation on or Exchange of Debt Securities.

      If an amendment or supplement changes the terms of an outstanding Debt Security, the Partnership may require the Holder of the Debt Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Debt Security at the request of the Partnership regarding the changed terms and return it to the Holder. Alternatively, if the Partnership so determines, the Partnership in exchange for the Debt Security shall issue, and the Subsidiary Guarantors shall execute and the Trustee shall authenticate, a new Debt Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Debt Security shall not affect the validity of such amendment or supplement.

      Debt Securities of any series authenticated and delivered after the execution of any amendment or supplement may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplement.

SECTION 9.06 Trustee to Sign Amendments, etc.

      The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive indemnity satisfactory to it, and, subject to Section 7.01 hereof, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel provided at the expense of the

Partnership or a Subsidiary Guarantor as conclusive evidence that such amendment or supplement is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Partnership and the Subsidiary Guarantors in accordance with its terms.

                                    ARTICLE X
                                    GUARANTEE

SECTION 10.01 Guarantee.

            (a) Notwithstanding any provision of this Article X to the contrary, the provisions of this Article X relating to the Subsidiary Guarantors shall be applicable only to, and inure solely to the benefit of, the Debt Securities of any series designated, pursuant to Section 2.01, as entitled to the benefits of the Guarantee of each of the Subsidiary Guarantors.

            (b) For value received, each of the Subsidiary Guarantors hereby fully, unconditionally and absolutely guarantees (the "Guarantee") to the Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Debt Securities and all other amounts due and payable under this Indenture and the Debt Securities by the Partnership, when and as such principal, premium, if any, and interest shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of the Debt Securities and this Indenture, subject to the limitations set forth in Section 10.03.

            (c) Failing payment when due of any amount guaranteed pursuant to the Guarantee, for whatever reason, each of the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. The Guarantee hereunder is intended to be a general, unsecured, senior obligation of each of the Subsidiary Guarantors and will rank pari passu in right of payment with all Debt of such Subsidiary Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantee. Each of the Subsidiary Guarantors hereby agrees that its obligations hereunder shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Debt Securities, the Guarantee (including the Guarantee of any Subsidiary Guarantor) or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Debt Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Partnership or any Subsidiary Guarantor, or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the Debt Securities, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 6.06, by the Holders, on the terms and conditions set forth in this Indenture, directly against such Subsidiary Guarantor to enforce the Guarantee without first proceeding against the Partnership or any other Subsidiary Guarantor.

            (d) The obligations of each of the Subsidiary Guarantors under this
Article X shall be as aforesaid full, unconditional and absolute and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Partnership or any of the Subsidiary Guarantors contained in the Debt Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Partnership, any of the Subsidiary Guarantors or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Partnership, any of the Subsidiary Guarantors or the Trustee of any rights or remedies under the Debt Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for the Debt Securities, including all or any part of the rights of the Partnership or any of the Subsidiary Guarantors under this Indenture, (v) the extension of the time for payment by the Partnership or any of the Subsidiary Guarantors of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of the Debt Securities or this Indenture or of the time for performance by the Partnership or any of the Subsidiary Guarantors of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Partnership or any of the Subsidiary Guarantors set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Partnership or any of the Subsidiary Guarantors or any of their respective assets, or the disaffirmance of the Debt Securities, the Guarantee or this Indenture in any such proceeding, (viii) the release or discharge of the Partnership or any of the Subsidiary Guarantors from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of the Debt Securities, the Guarantee or this Indenture or (x) any other circumstances (other than payment in full or discharge of all amounts guaranteed pursuant to the Guarantee) which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

                  (e) Each of the Subsidiary Guarantors hereby (i) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Partnership or any of the Subsidiary Guarantors, and all demands whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantee may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantee without notice to it and (iii) covenants that the Guarantee will not be discharged except by complete performance of the Guarantee. Each of the Subsidiary Guarantors further agrees that if at any time all or any part of any payment theretofore applied by any Person to the Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Partnership or any of the Subsidiary Guarantors, the Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantee shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

                  (f) Each of the Subsidiary Guarantors shall be subrogated to all rights of the Holders and the Trustee against the Partnership in respect of any amounts paid by such Subsidiary Guarantor pursuant to the provisions of this Indenture, provided, however, that such Subsidiary Guarantor, shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all of the Debt Securities and the Guarantee shall have been paid in full or discharged.

SECTION 10.02 Execution and Delivery of Guarantee.

            To further evidence the Guarantee set forth in Section 10.01, each of the Subsidiary Guarantors hereby agrees that a notation relating to such Guarantee, substantially in the form attached hereto as Annex A, shall be endorsed on each Debt Security entitled to the benefits of the Guarantee authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an Officer of each Subsidiary Guarantor. Each of the Subsidiary Guarantors hereby agrees that the Guarantee set forth in Section
10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Debt Security a notation relating to the Guarantee. If any Officer of any Subsidiary Guarantor whose signature is on this Indenture or a Debt Security no longer holds that office at the time the Trustee authenticates such Debt Security or at any time thereafter, the Guarantee of such Debt Security shall be valid nevertheless. The delivery of any Debt Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

            The Trustee hereby accepts the trusts in this Indenture upon the terms and conditions herein set forth.

SECTION 10.03 Limitation on Liability of the Subsidiary Guarantors.

            Each Subsidiary Guarantor and by its acceptance hereof each Holder of a Debt Security entitled to the benefits of the Guarantee hereby confirm that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal or state law. To effectuate the foregoing intention, the Holders of a Debt Security entitled to the benefits of the Guarantee and the Subsidiary Guarantors hereby irrevocably agree that the obligations of each Subsidiary Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guarantee, result in the obligations of such Subsidiary Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

SECTION 10.04 Release of Subsidiary Guarantors from Guarantee.

                  (a) Notwithstanding any other provisions of this Indenture, the Guarantee of any Subsidiary Guarantor may be released upon the terms and subject to the conditions set forth in this Section 10.04. Provided that no Default shall have occurred and shall be continuing under this Indenture, any Guarantee incurred by a Subsidiary Guarantor pursuant to this Article X shall be unconditionally released and discharged automatically upon (i) any sale, exchange or transfer, whether by way of merger or otherwise, to any Person that is not an Affiliate of the Partnership, of all of the Partnership's direct or indirect equity interests in such Subsidiary Guarantor (provided such sale, exchange or transfer is not prohibited by this Indenture) or (ii) the merger of such Subsidiary Guarantor into the Partnership or any other Subsidiary Guarantor or the liquidation and dissolution of such Subsidiary Guarantor (in each case to the extent not prohibited by this Indenture).

                  (b) The Trustee shall deliver an appropriate instrument evidencing any release of a Subsidiary Guarantor from the Guarantee upon receipt of a written request of the Partnership accompanied by an Officers' Certificate and an Opinion of Counsel that the Subsidiary Guarantor is entitled to such release in accordance with the provisions of this Indenture. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of (and premium, if any, on) and interest on the Debt Securities entitled to the benefits of such Guarantee as provided in this Indenture, subject to the limitations of Section 10.03.

SECTION 10.05 Contribution.

            In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors hereby agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under its Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor (as applicable) in a pro rata amount based on the net assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Partnership's obligations with respect to the Debt Securities or any other Subsidiary Guarantor's obligations with respect to its Guarantee.

                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.01 Trust Indenture Act Controls.

            If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control.

SECTION 11.02 Notices.

            Any notice or communication by the Partnership, any Subsidiary Guarantor or the Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, facsimile or overnight air courier guaranteeing next day delivery, to the other's address:

            If to the Partnership or the Subsidiary Guarantors:

            Energy Transfer Partners, L.P.
            8801 South Yale Avenue, Suite 310
            Tulsa, Oklahoma 74137
            Attn: Chief Financial Officer

            Telephone: (918) 492-7272
            Facsimile: (918) 493-7290

            If to the Trustee:

            5847 San Felipe, Suite 1050
            Houston, Texas 77057
            Attn: Corporate Trust Group
            Telephone: (713) 278-4321
            Facsimile: (713) 278-4329

            The Partnership, any Subsidiary Guarantor or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

            All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except in the case of notice to the Trustee, it is duly given only when received.

            If the Partnership or a Subsidiary Guarantor mails a notice or communication to Holders, it shall mail a copy to the others and to the Trustee and each Agent at the same time.

            All notices or communications, including without limitation notices to the Trustee, the Partnership or a Subsidiary Guarantor by Holders, shall be in writing, except as otherwise set forth herein.

            In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 11.03 Communication by Holders with Other Holders.

            Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Debt Securities. The Partnership, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.04 Certificate and Opinion as to Conditions Precedent.

            Upon any request or application by the Partnership or a Subsidiary Guarantor to the Trustee to take any action under this Indenture, the Partnership or such Subsidiary Guarantor, as the case may be, shall, if requested by the Trustee, furnish to the Trustee at the expense of the Partnership or such Subsidiary Guarantor, as the case may be:

            (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

SECTION 11.05 Statements Required in Certificate or Opinion.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

            (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 11.06 Rules by Trustee and Agents.

            The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07 Legal Holidays.

            If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.08 Governing Law.

            THIS INDENTURE, THE DEBT SECURITIES AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 11.09 No Adverse Interpretation of Other Agreements.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Partnership, any Subsidiary Guarantor or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.10 Successors.

            All agreements of the Partnership and the Subsidiary Guarantors in this Indenture and the Debt Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.11 Severability.

            In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

SECTION 11.12 Counterpart Originals.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.13 Table of Contents, Headings, etc.

            The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                     ISSUER:

                                     ENERGY TRANSFER PARTNERS, L.P.

                                     By:  U.S. Propane, L.P.
                                          Its: General Partner

                                     By:  U.S. Propane, L.L.C.
                                          Its: General Partner

                                          By: /s/ Ray C. Davis
                                              ----------------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                     SUBSIDIARY GUARANTORS:

                                     LA GRANGE ACQUISITION, L.P.

                                     By:  LA GP, LLC, its general partner

                                          By:  /s/ Ray C. Davis
                                              ----------------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                     LG PL, LLC

                                     By:  /s/ Ray C. Davis
                                          --------------------------------------
                                     Name:  Ray C. Davis
                                     Title: Co-Chief Executive Officer

                                     ETC TEXAS PIPELINE, LTD.
                                     ETC GAS COMPANY, LTD.
                                     ETC OKLAHOMA PIPELINE, LTD.
                                     ETC KATY PIPELINE, LTD.
                                     ETC TEXAS PROCESSING, LTD.

                                     By:  LG PL, LLC, its general partner

                                          By:  /s/ Ray C. Davis
                                              ----------------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                           Signature Page of Indenture

                                     LGM, LLC

                                     By:  /s/ Ray C. Davis
                                          --------------------------------------
                                     Name:  Ray C. Davis
                                     Title: Co-Chief Executive Officer

                                     ETC MARKETING, LTD.

                                     By:  LGM, LLC, its general partner

                                          By:  /s/ Ray C. Davis
                                          --------------------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                     ETC OASIS GP, LLC

                                     By:  /s/ Ray C. Davis
                                         ---------------------------------------
                                     Name:  Ray C. Davis
                                     Title: Co-Chief Executive Officer

                                     OASIS PIPELINE, LP
                                     ETC OASIS, L.P.

                                     By:  ETC OASIS GP, LLC, its general
                                          partner

                                          By:  /s/ Ray C. Davis
                                              ----------------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                     FIVE DAWACO, LLC

                                     By:  /s/ Ray C. Davis
                                         ---------------------------------------
                                     Name:  Ray C. Davis
                                     Title: Co-Chief Executive Officer

                           Signature Page of Indenture

                                     ET COMPANY I, LTD.
                                     CHALKLEY TRANSMISSION COMPANY, LTD.
                                     WHISKEY BAY GATHERING COMPANY, LTD.
                                     WHISKEY BAY GAS COMPANY, LTD.

                                     By:  FIVE DAWACO, LLC, its general partner

                                          By:  /s/ Ray C. Davis
                                              ----------------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                     TETC, LLC

                                     By:  /s/ Ray C. Davis
                                         ---------------------------------------
                                     Name:  Ray C. Davis
                                     Title: Co-Chief Executive Officer

                                     TEXAS ENERGY TRANSFER COMPANY, LTD.

                                     By:  TETC, LLC, its general partner

                                          By:  /s/ Ray C. Davis
                                              ----------------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                     OASIS PIPE LINE COMPANY

                                     By:  /s/ Ray C. Davis
                                         ---------------------------------------
                                     Name:  Ray C. Davis
                                     Title: Co-Chief Executive Officer

                                     OASIS PIPE LINE FINANCE COMPANY

                                     By:  /s/ Ray C. Davis
                                         ---------------------------------------
                                     Name:  Ray C. Davis
                                     Title: Co-Chief Executive Officer

                           Signature Page of Indenture

                                       OASIS PARTNER COMPANY

                                       By: /s/ Ray C. Davis
                                           --------------------------------
                                       Name: Ray C. Davis
                                       Title: Co-Chief Executive Officer

                                       OASIS PIPE LINE MANAGEMENT COMPANY

                                       By: /s/ Ray C. Davis
                                           --------------------------------
                                       Name: Ray C. Davis
                                       Title: Co-Chief Executive Officer

                                       OASIS PIPE LINE COMPANY TEXAS L.P.

                                       By: OASIS PIPE LINE MANAGEMENT
                                           COMPANY, its general partner

                                           By: /s/ Ray C. Davis
                                               ----------------------------
                                           Name: Ray C. Davis
                                           Title: Co-Chief Executive Officer

                                       ENERGY TRANSFER FUEL GP, LLC

                                       By: /s/ Ray C. Davis
                                           --------------------------------
                                       Name: Ray C. Davis
                                       Title: Co-Chief Executive Officer

                                       ENERGY TRANSFER FUEL, LP

                                       By: ENERGY TRANSFER FUEL GP,
                                           LLC, its general partner

                                           By: /s/ Ray C. Davis
                                               ----------------------------
                                               Name: Ray C. Davis
                                               Title: Co-Chief Executive Officer

                          Signature Page of Indenture

                                       TRUSTEE:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                       Trustee

                                       By: /s/ R. Douglas Milner
                                           -------------------------------------
                                       Name: R. Douglas Milner
                                       Title: Vice President

                          Signature Page of Indenture

                                    ANNEX A

                             NOTATION OF GUARANTEE

            Each of the Subsidiary Guarantors (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Debt Securities and all other amounts due and payable under the Indenture and the Debt Securities by the Partnership.

            The obligations of the Subsidiary Guarantors to the Holders of Debt Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                       [SUBSIDIARY GUARANTORS]

                                       By:______________________________________
                                       Name:
                                       Title: